                                                                                                                                    January 3, 2011

GENERAL GOVERNMENT SECURITIES MONEY MARKET FUNDS, INC.
                             General Treasury Prime Money Market Fund

Supplement to the Current Prospectus

The following information supersedes any contrary information contained in the section of the Fund’s Prospectus entitled “Shareholder Guide – Buying and Selling Shares.”

Applicable to General Treasury Prime Money Market Fund only:

Your price for fund shares is the fund’s NAV per share for the class of shares you purchase, which is generally calculated twice a day, at 3:00 p.m. and 8:00 p.m., on days the New York Stock Exchange or the fund’s transfer agent is open for regular business.  Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity.

If an order in proper form is made prior to 3:00 p.m., and Federal Funds are received by 4:00 p.m., the shares will be purchased at the NAV determined at 3:00 p.m. and will receive the dividend declared that day.  If an order in proper form is made after 3:00 p.m., but by 8:00 p.m., and Federal Funds are received by 11:00 a.m. the next business day, the shares will be purchased at the NAV determined at 8:00 p.m. and will begin to accrue dividends on the next business day.